Exhibit 23
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in this Form 10-K of HarborView
Mortgage Loan Trust Mortgage Loan Pass-Through Certificates, Series 2006-4
comprising part of the Registration Statement (No. 333-130961-04) of our report dated March 14, 2007 relating to the financial statements of XL Capital Assurance
Inc., which appears as Exhibit 99.1 in Security Capital Assurance Ltd's Annual
Report on Form 10-K for the year ended December 31, 2006.
/s/ PricewaterhouseCoopers LLP
New York, New York
March 29, 2007
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in this Form 10-K of HarborView
Mortgage Loan Trust Mortgage Loan Pass-Through Certificates, Series 2006-4
comprising part of the Registration Statement (No. 333-130961-04) of our report dated March 14, 2007 relating to the financial statements of XL Financial Assurance
Ltd., which appears as Exhibit 99.2 in Security Capital Assurance Ltd's Annual
Report on Form 10-K for the year ended December 31, 2006.
/s/ PricewaterhouseCoopers
Hamilton, Bermuda
March 29, 2007